UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23426

Infusive US Trust

(Exact name of registrant as specified in charter)

c/o Infusive Asset Management, Inc.

60 East 42nd Street, Suite 1840

New York, NY 10165

(Address of principal executive offices) (Zip code)

Corporation Service Company
251 Little Falls Drive
Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (646) 585-9612

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Infusive® Compounding Global Equities ETF

Annual Report

June 30, 2021

After November 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper free of charge. To elect to continue to receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Dear Shareholder1: (Unaudited)

We are pleased to present you with this annual report for Infusive® Compounding Global Equities ETF (the “Fund”) for the year ended June 30, 2021.

The past 12 months have very much been a tale of post pandemic transition as macroeconomic narratives around economic re-opening, monetary policy, and inflation (not fundamentals) dominated market sentiment and remained the key drivers of short-term price action. From a market perspective, we saw broad based appreciation in risk assets as incredibly accommodative fiscal and monetary policy assuaged post pandemic fears followed by distinct periods of cyclical reflation upon the announcement of a viable vaccine in the fall of 2020 and the U.S. presidential administration change in early 2021. Subsequently, the narrative has very much become one of inflation and the eventual normalization of corporate returns.

Inflation has increasingly become a key topic of debate among market participants with some calling for outsized inflation for the foreseeable future while others expect the current rise in inflation to be transitory. When we look at the Fund’s fundamental performance, we conclude that Consumer Alpha™ companies are a natural hedge against inflation over time

At Infusive we focus on high quality, Consumer Alpha™ companies that can raise prices without losing customers due to the underlying emotional connection that exists between the consumer and the company. The gross margin line in the financial statements of Consumer Alpha™ companies tend to have high and consistent gross margins because they can charge a premium price for their product. Such premium pricing is possible, despite operating in competitive industries, because of Consumer Alpha™ companies’ ability to pass on input price increases to the consumer.

As the world continues to face unprecedented difficulties and the impact of COVID-19 on people’s lives evolves, Infusive Asset Management Inc. and its related entities (collectively “Infusive”) has been well placed to continue to operate effectively with remote access to all critical systems. Infusive continues to operate 100% remotely across all our activities and functions, allowing the Infusive team to work from home in a fully operational capacity. While preparations have been made to reopen Infusive’s offices in New York and London, Infusive believes that its infrastructure will continue to enable all its staff to carry out their key tasks without significant interruption and that the team can continue to perform whilst working remotely in the coming months, or longer, if needed.

We are optimistic about the future. For more investment insight, we have set out below a detailed discussion of the key factors influencing the performance of the Fund for the year ended June 30, 2021.

If you have any questions or would like more information about the Infusive® Compounding Global Equities ETF, we invite you to visit us at www.infusive.com/holdings or call us at 1-844-INF-JOYY (1-844-463-5699) or send us an email at ir@infusive.com.

We wish our readers all the best.

Sincerely,

Andrea Ruggeri

President

1 The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

Infusive® Compounding Global Equities ETF (JOYY)

The Infusive® Compounding Global Equities ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Infusive Global Consumer Champions Index (the “Underlying Index”). The Underlying Index is designed to track the MSCI ACWI Investable Market Index of developed and emerging markets stocks. The index aims to represent the performance of a select set of companies from consumption-related GICS sub-industries.

How did the Infusive® Compounding Global Equities ETF perform during the year ended June 30, 2021.

For the year ended June 30th, 2021 (the “reporting period”), Infusive® Compounding Global Equities ETF returned 34.9% at NAV1 (net asset value) and 35.0% at market price2. To compare, the Fund’s Benchmark Index, the Infusive Global Consumer Champions Index returned 35.4%3 (NAV) and 34.7% Market Offering Price4 for the reporting period. By way of comparison, the MSCI World Index returned 39.7%5 and the S&P 500® Index returned 40.8%5 for the same period.

How was the consumer impacted over the during the reporting period?

The consumer evolved meaningfully over the reporting period – from last summer’s “new normal” of work and shop from home to the broad-based re-opening and normalization of consumption behavior that we see today.

Over the past year the global consumer demonstrated meaningful resilience, initially due to unprecedented levels of fiscal and monetary intervention and subsequently due to the excess savings built up during the pandemic. To put things in context, excess consumer savings globally continue to fuel a significant spending boom as vaccinations become more widespread and economies fully reopen. Recent estimates call for greater than $3 trillion of excess savings, with half of that residing with the U.S. consumer6. These numbers were further boosted by stimulus checks in the U.S. Against this savings backdrop, the further roll out of vaccines, and the underlying desire of consumers to spend money on things that bring them joy, the remainder of 2021 should see significant consumer spending growth.

Looking specifically at the U.S. consumer, we see that retail and food services sales grew by +23%7 and +21%8 over 2019 levels in April and May respectively. Such very strong sales growth shows that the U.S. consumer has not just recovered back to pre-COVID-19 levels but is in fact significantly ahead. This recovery stands in stark contrast to typical recessions where it can sometimes take years for consumers to regain their previous strength.

While the U.S. has been a bit ahead of other countries’ reopening, we see Europe is rapidly catching up. Looking at Google mobility data for visits to retail and recreational locations, we see that many large European economies remained restricted as recently as 1Q 2021. For the quarter ending March 31, 2021, retail and recreational locations in the U.K., Germany, and France all saw between 30 and 50 fewer visits per quarter to these locations compared to pre-pandemic. As of the end of the reporting period, those countries, along with the U.S., saw visits nearly in line with pre-COVID-19 levels. This bodes extremely well for continued consumer spending.

Despite a reopening economy and the ability for consumers to shop in-person, we observe consistent strength in e-commerce spending. Weekly spending data disclosed by Visa9 for the U.S. consumer illustrates that e-commerce spending relative to 2019 levels has maintained its high level of growth (more than 60% above 2019 levels in April and May of 2021). We view this as one of the permanent behavior changes for the consumer in a post-COVID-19 world, and we continue to see the data support this view.

Looking forward, there is concern around the delta variant and a potential fresh wave of COVID-19 across the world. We will monitor this closely but feel good about our portfolio companies’ ability to perform during both lock down and reopening environments.

1 Based on Bank of New York Mellon official NAVs.

2 Market Price Returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern time, when the NAV is normally calculated for ETFs. Your returns may differ if you traded shares at other times

3 Source: MSCI

4 Market Offering Price is an internally calculated return of the Index NAV with a 0.50% annual charge applied to it to provide a simulated return in line with the unitary fee applicable to the ETF.

5 Source Bloomberg: Calculation based on dividends being reinvested

6 Sources: Economist and Bloomberg

7 Retail sale data: U.S. Census Bureau Advance Monthly Sales data

8 Google mobility data: Google LLC “Google COVID-19 Community Mobility Reports”

9 Source: Visa, Third Quarter 2021 Fiscal Results

Which underlying positions in the ETFs made the strongest contributions to the ETF’s performance during the reporting period?

As noted above, the Fund has returned 34.9%1 for the year ended June 30, 2021. This included steady positive progress punctuated by a few periods of short-term correction in early September ’20, late February ’21 and early May ’21 as investors rotated portfolios out of growth and into more pro-cyclical and reflationary trades. For the reporting period, Apple, Alphabet and Facebook were the largest drivers10 of the Fund’s positive performance and the largest detractors10 from performance were Kao, Kweichow Moutai, and China Tourism Group. More broadly, we observed healthy performance across our universe of consumer companies over the reporting period with 87% of holdings contributing positively to returns.

Strong performance from our Chinese holdings were key drivers of performance over the first half of the reporting period. This dynamic reversed in 2021 as regulatory reform targeting leaders in the technology and after school tutoring space precipitated meaningful price correction across the space. This process initially started with the last minute pulling of the Ant Financial IPO in November 2020 and was further accelerated by rhetoric emerging from China’s “Two Sessions” meetings in early March 2021.

Though much has changed over the past year, we remain resolute in our conviction that this is only the beginning of the global transition to digital consumption and continue to see meaningful upside within the Fund’s holdings over the long-term.

What were the most significant factors impacting the ETF’s replication of the Index?

We observed an average daily tracking error (“TE”) of 0.02%10 (on a dividend adjusted NAV vs. Index basis) for the reporting period. Daily TE increased modestly following the Q2 2021 Index rebalance, peaking around 0.14%10 immediately following that Index rebalance and our conversion of the Fund’s holdings in Alibaba from US ADR to H Share. We expect this increase to be temporary in nature and for TE to converge with its historic level between 2-3bps going forward.

This TE remains within our expectations for the Fund and was primarily driven by the following:

•	Limited initial fund scale and trade lot restrictions in certain markets.
o	Minimum tradeable lots (generally 100 shares) limits our ability to fully replicate index exposure at current AUM. China A shares being the most significant example at present (though less of an issue post the June 1 Index rebalance).

•	Diversification requirement.
o	As a diversified fund, the Fund may not hold positions in excess of 5% if, in the aggregate, those positions represent more than 25% of the Fund’s portfolio. While the Index reflects this limit as part of the quarterly rebalance process, it is possible for Index exposure to cross the threshold intra quarter. This became a limiting factor at various points over the year, effectively limiting the ETF’s exposure to Alibaba Group Holding, Alphabet, Amazon.com, Apple, Facebook, and Tencent Holdings (relative to their respective weights within the index) over that period. In each instance, a proxy was used to compensate for the missing exposures.

•	Fluctuation in cash balance.
o	Fund flows, expenses and dividends drive non-zero cash balances for the ETF relative to the index

10 Based on internal calculations

The graph below shows tracking error over the period10:

Please discuss any relevant changes to the Fund’s underlying Index.

Infusive continues to work to monitor the Infusive Global Consumer Champions Index (the “Index”) by MSCI to ensure the Fund’s tracking error remains low, as we consider the Index an effective and efficient implantation of the Consumer AlphaTM Universe.  Recently MSCI implemented some changes for the 2Q 2021 Index rebalance on June 1st, which we would like to highlight as was we believe that they improved the ability of the Index to reflect Consumer AlphaTM.  At a high level, the adjustments include changes to (1) constituent weightings and (2) financial metric screens.

1.	Changes to constituent weightings:

Index weight is now driven by a security’s total market capitalization (as opposed to free float market capitalization), maximum and minimum thresholds of 5.0% and 0.25% were introduced, as were minimum thresholds for the addition of securities that trade on new exchanges.

2.	Changes to financial metric screens:

Profitability thresholds were removed for two sub-industries (Interactive Media & Services and Internet & Direct Marketing Retail).

These changes resulted in several positive changes to the index and JOYY ETF. There is now a significant reduction of the number of positions, going from over 120 to less than 80, as well as to concentration, where no position carries a weight more than 5% or less than 25bps. Additionally, there was a significant increase in geographic exposure to China and the Asian consumer. Ultimately, we believe these adjustments will further enhance the Index’s ability to capture the performance of Consumer AlphaTM companies.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.infusive.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-7 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

Performance Summary (Unaudited)

Infusive® Compounding Global Equities ETF (JOYY)

The Infusive® Compounding Global Equities ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Infusive Global Consumer Champions Index. (the “Underlying Index”). The Underlying Index is designed to track the MSCI ACWI Investable Market Index of developed and emerging markets stocks. The index aims to represent the performance of a select set of companies from consumption-related GICS sub-industries. It is not possible to invest directly into an index.

Performance as of June 30, 2021

Average Annual Total Return
	Net Asset Value	Market Value	Infusive Global Consumer Champions Index
One Year	34.94%	35.04%	35.37%
Since Inception[1]	26.57%	26.64%	27.23%

Cumulative Total Returns
	Net Asset Value	Market Value	Infusive Global Consumer Champions Index
One Year	34.94%	35.04%	35.37%
Since Inception[1]	43.00%	42.57%	44.13%

[1] Total returns are calculated based on the commencement of operations, December 24, 2019.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.infusive.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The current operating expense ratio as disclosed in the most recent prospectus dated December 26, 2020, is 0.50%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is based upon the midpoint of the bid/ask spread on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Performance Summary (Unaudited)

Infusive® Compounding Global Equities ETF (JOYY) (Continued)

Growth of an Assumed $10,000 Investment

Sector Diversification * as of June 30, 2021
Consumer Discretionary	31.8%
Consumer Staples	30.6%
Communication Services	25.0%
Information Technology	12.6%
Total	100.0%

1 Based on Net Asset Value from commencement of operations, December 24, 2019.

Ten Largest Equity Holdings as of June 30, 2021 (42.4% of Net Assets)		Country Diversification * as of June 30, 2021
Description	% of Net Assets	United States	51.4%
Facebook, Inc.	4.8%	China	26.9%
Apple, Inc.	4.7%	France	7.7%
Alibaba Group Holding Ltd.	4.7%	Switzerland	3.1%
Alphabet, Inc.	4.6%	United Kingdom	3.0%
Amazon.com, Inc.	4.6%	Netherlands	2.1%
Visa, Inc.	4.4%	Belgium	1.2%
Tencent Holdings Ltd.	4.2%	Germany	1.2%
LVMH Moet Hennessy Louis Vuitton SE	3.5%	Japan	0.9%
Kweichow Moutai Co., Ltd.	3.5%	South Africa	0.9%
Mastercard, Inc.	3.4%	Argentina	0.8%
		Canada	0.4%
		Italy	0.4%
		Total	100.0%

* As a percent of total investments excluding cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 6.

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).

Actual expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Fund’s actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Annualized	During the Period
	January 1, 2021	June 30, 2021	Expense Ratio	Per $1,000(1)
Infusive® Compounding Global Equities ETF
Actual	$1,000.00	$1,065.10	0.51%	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	0.51%	$2.56

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Schedule of Investments

Infusive® Compounding Global Equities ETF

June 30, 2021

	Number of Shares	Value
COMMON STOCKS — 99.7%
Argentina — 0.8%
MercadoLibre, Inc.*	246	$383,216
Belgium — 1.2%
Anheuser-Busch InBev SA/NV	8,001	576,989
Canada — 0.4%
Lululemon Athletica, Inc.*	585	213,508
China — 26.9%
Alibaba Group Holding Ltd.*	78,743	2,230,723
ANTA Sports Products Ltd.	11,195	263,519
China Tourism Group Duty Free Corp. Ltd., Class A	8,000	371,592
Foshan Haitian Flavouring & Food Co., Ltd., Class A	17,170	342,691
Haidilao International Holding Ltd., 144A	25,020	131,771
JD Health International, Inc., 144A*	15,019	215,252
JD.Com, Inc., ADR*	7,425	592,589
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A*	6,700	214,870
Kuaishou Technology, 144A*	20,197	506,625
Kweichow Moutai Co., Ltd., Class A	5,200	1,655,330
Luzhou Laojiao Co., Ltd., Class A	6,100	222,762
Meituan, Class B, 144A*	29,034	1,197,872
Muyuan Foods Co., Ltd., Class A	25,228	237,487
NetEase, Inc., ADR	3,108	358,197
Nongfu Spring Co. Ltd., Class H, 144A	51,405	257,824
Pinduoduo, Inc., ADR*	5,858	744,083
Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A*	3,300	228,824
Shenzhou International Group Holdings Ltd.	6,235	157,444
Smoore International Holdings Ltd., 144A	24,468	135,638
Tencent Holdings Ltd.	26,605	2,000,724
Wuliangye Yibin Co., Ltd., Class A*	15,800	728,490
		12,794,307
France — 7.7%
Danone SA	2,882	202,913
Hermes International	431	627,915
L’Oreal SA	2,245	1,000,510
LVMH Moet Hennessy Louis Vuitton SE	2,113	1,657,090
Vivendi SE	4,923	165,396
		3,653,824
Germany — 0.9%
adidas AG	724	269,512
Delivery Hero SE, 144A*	1,062	140,300
		409,812
Italy — 0.4%
Ferrari NV	872	179,934
Japan — 0.9%
Kao Corp.	2,099	129,261
Nintendo Co., Ltd.	553	321,965
		451,226

	Number of Shares	Value
Netherlands — 2.1%
Heineken NV	2,348	$284,575
Prosus NV*	7,237	707,788
		992,363
South Africa — 0.9%
Naspers Ltd., Class N	1,925	404,203
Switzerland — 3.1%
Nestle SA	11,906	1,484,080
United Kingdom — 3.0%
British American Tobacco PLC	9,018	348,822
Diageo PLC	9,339	446,516
Unilever PLC	10,654	622,644
		1,417,982
United States — 51.4%
Alphabet, Inc., Class A*	898	2,192,728
Altria Group, Inc.	7,440	354,739
Amazon.com, Inc.*	628	2,160,421
Apple, Inc.	16,291	2,231,215
Brown-Forman Corp., Class B	1,925	144,260
Chewy, Inc., Class A*	1,968	156,869
Chipotle Mexican Grill, Inc.*	132	204,645
Coca-Cola Co. (The)	17,873	967,108
Colgate-Palmolive Co.	3,485	283,505
Constellation Brands, Inc., Class A	830	194,129
Estee Lauder Cos., Inc. (The), Class A	1,609	511,791
Facebook, Inc., Class A*	6,521	2,267,417
General Mills, Inc.	2,494	151,959
Hershey Co. (The)	834	145,266
Keurig Dr Pepper, Inc.	5,904	208,057
Kimberly-Clark Corp.	1,428	191,038
Kraft Heinz Co. (The)	4,852	197,865
Mastercard, Inc., Class A	4,413	1,611,142
Match Group, Inc.*	1,244	200,595
McDonald’s Corp.	3,196	738,244
Mondelez International, Inc., Class A	5,860	365,898
Monster Beverage Corp.*	2,361	215,677
Netflix, Inc.*	1,953	1,031,594
PepsiCo, Inc.	5,738	850,199
Philip Morris International, Inc.	6,385	632,817
Pinterest, Inc., Class A*	2,972	234,639
Roku, Inc.*	586	269,121
Ross Stores, Inc.	1,528	189,472
Snap, Inc., Class A*	7,193	490,131
Starbucks Corp.	5,097	569,896
TJX Cos., Inc. (The)	4,977	335,549
Twitter, Inc.*	3,515	241,867
Visa, Inc., Class A	9,084	2,124,021
Walt Disney Co. (The)*	8,336	1,465,219
Yum! Brands, Inc.	1,279	147,123
Zillow Group, Inc., Class C*	1,165	142,386
		24,418,602
TOTAL COMMON STOCKS
(Cost $39,176,175)		47,380,046

Schedule of Investments

Infusive® Compounding Global Equities ETF (Continued)

June 30, 2021

	Number of Shares	Value
PREFERRED STOCK — 0.3%
Germany — 0.3%
Porsche Automobil Holding SE
(Cost $144,170)	1,305	$139,841

TOTAL INVESTMENTS — 100.0%
(Cost $39,320,345)		$47,519,887
Other assets and liabilities, net — 0.0%(a)		(5,908)
NET ASSETS — 100.0%		$47,513,979

*	Non-income producing security.
(a)	Amount is less than 0.05%.

ADR:	American Depositary Receipt
PLC:	Public Limited Company

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

Statement of Assets and Liabilities

June 30, 2021

Assets
Investments, at value (cost $39,320,345)	$47,519,887
Segregated cash balances with Authorized Participants for deposit securities	1,696,252
Receivables:
Investment securities sold	15
Dividends	28,107
Reclaims	5,554
Total assets	$49,249,815
Liabilities
Due to custodian	$16,591
Due to foreign custodian (cost $3,556)	3,556
Due to broker	750
Payables:
Collateral payable on return of deposit securities	1,696,252
Management fees	18,687
Total liabilities	1,735,836
Net Assets	$47,513,979
Net Assets Consist of
Paid-in capital	$37,007,961
Distributable earnings (loss)	10,506,018
Net Assets	$47,513,979
Number of Common Shares outstanding	1,354,000
Net Asset Value, offering and redemption price per share	$35.09

See Notes to Financial Statements.

Statement of Operations

For the Year Ended June 30, 2021

Investment Income
Dividend income (net of foreign taxes of $28,932)	$414,623
Expenses
Management fees	179,965
Interest Expense	2,898
Total Expenses	182,863
Net investment income (loss)	231,760
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,704,074
Foreign currency transactions	(17,071)
Net realized gain (loss)	2,687,003
Net change in unrealized appreciation (depreciation) on:
Investments	6,535,260
Foreign currency translations	(20)
Net change in unrealized appreciation (depreciation)	6,535,240
Net realized and unrealized gain (loss) on investments	9,222,243
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,454,003

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended June 30, 2021	For the Period December 24, 2019(a) to June 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$231,760	$37,398
Net realized gain (loss)	2,687,003	10,696
Net change in net unrealized appreciation (depreciation)	6,535,240	1,664,339
Net increase (decrease) in net assets resulting from operations	9,454,003	1,712,433

Distributions to Shareholders	(660,418)	–

Fund Shares Transactions
Proceeds from shares sold	16,095,304	20,812,657
Net increase (decrease) in net assets resulting from fund share transactions	16,095,304	20,812,657
Total net increase (decrease) in Net Assets	24,888,889	22,525,090

Net Assets
Beginning of period	22,625,090	100,000
End of period	$47,513,979	$22,625,090

Changes in Shares Outstanding
Shares outstanding, beginning of period	854,000	4,000
Shares sold	500,000	850,000
Shares outstanding, end of period	1,354,000	854,000

(a)	Commencement of Operations.

See Notes to Financial Statements.

Financial Highlights

Selected Per Share Data	Year Ended 6/30/2021	Period Ended 6/30/2020(a)
Net Asset Value, beginning of period	$26.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.21	0.12
Net realized and unrealized gain (loss)	9.00	1.37
Total from investment operations	9.21	1.49
Less distributions from:
Net investment income	(0.19)	–
Net realized gains	(0.42)	–
Total distributions	(0.61)	–
Net Asset Value, end of period	$35.09	$26.49
Total Return (%)	34.94	5.97	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	48	23
Ratio of expenses (%)	0.51	0.50	(d)
Ratio of net investment income (loss) (%)	0.64	0.99	(d)
Portfolio turnover rate (%)(e)	61	14

(a)	For the period December 24, 2019 (commencement of operations) through June 30, 2020.
(b)	Based on average shares outstanding during the period.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

Notes to Financial Statements

June 30, 2021

1. Organization

Infusive US Trust (“the Trust”) was organized as a Delaware statutory trust on July 10, 2018. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Infusive Asset Management, Inc. (“Infusive” or the “Advisor”), an indirect, wholly-owned subsidiary of Infusive PLC, serves as investment advisor to the Trust and has overall responsibility for the general management and administration of the Trust, subject to the supervision of the Fund’s Board of Trustees (“Board”). The Trust has established one series, Infusive® Compounding Global Equities ETF (the “Fund”), which was operational and trading as of December 30, 2019. Shares of the Fund are listed on the NYSE Arca, Inc. (“NYSE”). The accompanying financial statements relate to the Fund, a diversified series of the Trust which commenced operations on December 24, 2019.

The Fund seeks to track the investment results (before fees and expenses) of the Infusive Global Consumer Champions Index (the “Underlying Index”) using a passive management strategy. The Fund seeks to achieve its investment objective by primarily investing its net assets in securities included in the Underlying Index. The Fund also may invest its assets in instruments other than the securities of the Underlying Index, including derivatives (such as certain futures, forwards, swap and options contracts), cash and cash equivalents, but which the Advisor believes will help the Fund track the Underlying Index.

The Fund offers shares that are listed and traded on the NYSE. The Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of shares may acquire those shares from the Fund or tender such shares for redemption to the Fund, in Creation Units only.

Under the Trust’s organizational documents and, in some cases, by contract, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. The Fund qualifies as an investment company under Topic 946 - Financial Services - Investments Companies of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Security Valuation The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Notes to Financial Statements (Continued)

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuations as of June 30, 2021, based upon the three levels defined above:

Infusive® Compounding Global Equities ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$47,380,046	$-	$-	$47,380,046
Preferred Stock	139,841	-	-	139,841
Total	$47,519,887	$-	$-	$47,519,887

** Refer to the Schedule of Investments for additional detailed categorizations.

Cash and Segregated Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of the Fund to pay out dividends from its net investment income, if any, to investors quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. For the year ended June 30, 2021, the Fund did not incur any interest or penalties.

Notes to Financial Statements (Continued)

As of June 30, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
$1,858,526	$507,843	$8,139,649	$10,506,018

The tax character of dividends and distributions declared for the year ended June 30, 2021 was as follows:

Ordinary Income*
2021	$660,418

* For tax purposes short-term capital gain distributions are considered ordinary income distributions

As of June 30, 2021, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
$39,380,275	$8,139,612	$8,896,989	$(757,377)

The difference between book and tax basis for unrealized appreciation/(depreciation) for the Fund is attributable to wash sales.

Foreign Taxes The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of June 30, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

Foreign Currency Translations The books and records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. These gains and losses are included in net realized and unrealized gains and losses on foreign currency transactions on the Statement of Operations.

The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by the Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Fund may also incur losses in connection with conversions between various currencies.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

For its investment advisory services to the Fund, the Advisor will be paid a management fee based on the aggregate average daily net assets of the Fund of 0.50% per annum. The Advisor may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Advisor at any time.

Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. The Fund is responsible for the payment of interest expense, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

Distribution Agreement

ALPS Distributors Inc., (the “Distributor”) serves as the principal underwriter and distributor of the fund’s shares pursuant to Distribution Agreement (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. The Distributor bears all costs and expenses relating to the distribution of shares that are not reimbursed by the Advisor, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in the Fund’s shares.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount 0.25% of its average daily assets each year for certain distribution-related activities. For the year ended June 30, 2021, no fees were discharged by the Distributor under the Plan and the Plan will only be implemented with the approval of the Board.

The Fund intends to change distributor in 2021 - see note 8 for more details.

Certain Officers and Trustees of the Fund are officers/employees of the Advisor.

Notes to Financial Statements (Continued)

4. Investment Portfolio Transactions

For the year ended June 30, 2021, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	Sales
$21,711,494	$21,633,142

For the year ended June 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$15,671,380	$-

5. Fund Share Transactions

As of June 30, 2021, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by the Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

In the event that the Fund Deposit is incomplete on the settlement date for a Creation Unit of Shares because certain or all of the Deposit Securities are missing, the Fund may issue a Creation Unit of Shares notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to the percentage of the value of the missing Deposit Securities set forth in the participant agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

6. Organizational and Offering Expenses

All organizational and offering expenses of the Trust were borne by the Advisor and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected on the Statement of Assets and Liabilities.

7. Other Event

As the world continues to face unprecedented difficulties and the impact of the Covid-19 pandemic on people’s lives evolves, Infusive Asset Management Inc. and its related entities (collectively “Infusive”) has been well placed to continue to operate effectively with remote access to all critical systems. Infusive continues to operate 100% remotely across all our activities and functions, allowing the Infusive team to work from home in a fully operational capacity. While preparations have been made to reopen Infusive’s offices in New York and London, Infusive believes that its infrastructure will continue to enable all its staff to carry out their key tasks without significant interruption and that the team can continue to perform whilst working remotely in the coming months, or longer, if needed.

8. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. At a meeting of the Trustees of the Fund on August 6, 2021, the Trustees approved a change of distributor from ALPS Distributors Inc. to Foreside Fund Services, LLC. This is expected to come into effect in Q4, 2021. No other significant events have occurred between period end and the issuance of the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Infusive® Compounding Global Equities ETF and

Board of Trustees of Infusive US Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Infusive® Compounding Global Equities ETF (the “Fund”), a series of Infusive US Trust, as of June 30, 2021, the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years or periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in net assets, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 26, 2021

Liquidity Risk Management (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, the Infusive Compounding Global Equities ETF of the Infusive US Trust (the “Fund”) adopted and implemented a liquidity risk management program (the “Program”). A draft Program was discussed at the Organizational Meeting on July 16, 2019 used from the Fund’s inception was formally ratified by the Board of Trustees (the “Board”) at a Meeting on March 13, 2020 and was updated and accepted at a subsequent Board Meeting on December 04, 2020. The Board believes the Program is reasonably designed to assess and manage the Fund’s liquidity risk and the Board designated The Bank of New York Mellon as administrator of the Program (the “Administrator”). The Administrator manages the implementation and day-to-day administration of the Program.

The Board discusses the Program’s operation, adequacy and effectiveness of implementation on a quarterly basis and the Board has always concluded that: (i) the Program operated effectively to assess and manage the Fund’s liquidity risk; (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments; and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as: (i) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (ii) the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; (iii) the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; (iv) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (v) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio.

In compliance with the Liquidity Rule and in accordance with the Program, funds able to qualify as “In-Kind ETFs” are not required to: (i) classify each portfolio investment into one of four categories or (ii) establish a highly liquid investment minimum. The Liquidity Rule defines an In-Kind ETF as an ETF that meets redemptions through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash and publishes its portfolio holdings daily and the Board concluded that the Fund qualifies as an In-Kind ETF.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments and do not qualify as In-Kind ETFs to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (“HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

The Board concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Trustees and Officers (Unaudited)

Interested Trustees

Name (Age)	Position Held	Term of	Principal	Number of	Other
	with the Trust	Office and	Occupation(s)	Portfolios in	Directorships
		Length of	During the Past 5	Fund	Held by
		Time Served	Years	Complex	Trustee
Overseen by
Trustee
Conrad Levy[1]	Trustee;	Since	Chief Operating Officer	1	N/A
(50)	Chairman of the	Inception[2]	of Infusive Asset
	Board		Management, Inc. since
May 2018; Global Chief
Operating Officer of
Brummer &
Partners June 2013-
January 2018; Director of the Infusive UCITS Fund since June 2021

1 Conrad Levy is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with Infusive and its affiliates.

2 The inception date of the Trust is July 16, 2019.

Trustees and Officers (Unaudited) (Continued)

Independent Trustees

Name (Age)	Position Held	Term of	Principal	Number of	Other
	with the Trust	Office and	Occupation(s)	Portfolios in	Directorships
		Length of	During the Past 5	Fund Complex	Held by
		Time	Years	Overseen by	Trustee
		Served		Trustee
Herbert M.	Trustee	Since	Senior Director, Marks Paneth August 2020 to present; Assistant Professor, Department of Accountancy, and Executive Director, Center for Executive Education, Tobin College of Business, St. John’s University from May 2017 to August 2020); Adjunct Professor, Department of Accountancy, Tobin College of Business, St. John’s University Principal from January 2011 to May 2017 and August 2020 to present; Managing Member of HMC Business Consulting, LLC from September 2015 to present; Education Director of Investment Management Due Diligence Association from April 2017 to December 2017; Audit Partner, Deloitte & Touche LLP from June 1988 to May 2015.	1	Director and
Chain		Inception[1]			Audit
(67)					Committee
Chair of Argutia
Intelligence;
Audit
Committee
Chair for RENN
Funds (closed-
end fund)

Carlo A.	Trustee	Since	Partner, The Directors’	1	Director of
Montagna		Inception[1]	Office[2] from 2010 to		Corporacion
(55)			present; Principal,		America
			Novitas Partners[3] from 2019 to present.		Airports S.A.; Infusive UCITS Fund

1 The inception date of the Trust is July 16, 2019.

2 The Directors’ Office is a practical of professionals who serve as independent directors of Luxembourg-domiciled investment companies, alternative investment funds, or special-purpose vehicles.

3 Novitas Partners is a financial services firm located in the United Kingdom.

Trustees and Officers (Unaudited) (Continued)

Officers

Name (Age)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Andrea Ruggeri 54	President & Principal Executive Officer	Since Inception[1]	Chief Executive Officer of Infusive Asset Management, Inc. from September 2017-present; Global Head of Liquid Alternative Strategies – Prime Services at Goldman Sachs from January 2010-August 2016
Conrad Levy (50)	Treasurer & Principal Financial Officer; Chief Compliance Officer	Since Inception[1]	Chief Operating Officer of Infusive Asset Management, Inc. since May 2018; Global Chief Operating Officer of Brummer & Partners June 2013-January 2018; Director of the Infusive UCITS Fund since June 2021
Jacques Jenny (36)	Vice-President	Since June 2020	Portfolio Manager of Infusive Asset Management, Inc.

1 The inception date of the Trust is July 16, 2019.

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Conrad Levy has extensive experience in the asset management industry, including as the global chief compliance officer at a large European hedge fund group and chief operating officer of the Advisor.

Herbert M. Chain has extensive experience in the asset management industry as a senior partner at a top accounting and consulting firm serving public and private fund clients.

Carlo A. Montagna has extensive international experience in the banking and finance industry, including in trading strategies, managing various accounts, developing back and front office business solutions, launching investment funds, and managing small and big companies.

Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated or otherwise unable to serve. In the case of a trustee who is employed by the Advisor or any of its affiliates (an “Interested Entity”), the term of office of any such trustee shall be deemed to terminate automatically upon the termination of that trustee’s employment with that Interested Entity. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, inability to serve, removal or resignation. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”). The address of each Trustee and officer is c/o Infusive Asset Management, Inc., 60 East 42nd Street, Suite 1840, New York, New York 10165. The Board has designated Conrad Levy as its Board Chair.

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Fund’s policies and procedures for voting proxy for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most 12-month period ended June 30 are available on our Website at www.infusive.com or visiting the SEC’s website at www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at 1-844-463-5699.

Portfolio Holding Information

The Fund is required to file its complete schedule of investments with the SEC for the first and third fiscal quarters on Form N-PORT. Copies of the filings will be available without charge, upon request on the SEC’s website at www.sec.gov. and will be available by calling the Fund at 1-844-463-5699.

Information about the Fund’s portfolio holdings is available daily on our website, www.infusive.com.

Discount/Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.infusive.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its fiscal year ended June 30, 2021.

Qualified Dividend Income*
16%

* The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Privacy Policy Notice (unaudited)

The Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality. In the event that you hold Shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor

Infusive Asset Management. Inc.

60 East 42nd Street, Suite 1840

New York, NY 10165

Administrator, Custodian, Transfer Agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Distributor

ALP Distributors, Inc.,

1290 Broadway, Suite 110

Denver, Colorado 80203

Legal Counsel

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of their management, and other information.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no amendments to the registrant’s code of ethics that apply to its principal executive officer or principal financial officer.

(c)	There have been no amendments to the Fund’s code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not Applicable

(f)(1)	A copy of the Code of Ethics for the Trust is incorporated by reference to registrant’s Form N-CSR, Investment Company Act file number 811-23426 (filed September 3, 2020). The registrant also undertakes to provide a copy of the Code of Ethics, without charge, upon request, by contacting the registrant at 1-844-463-5699.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Herbert Chain is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $13,125 for 2020 and $17,500 for 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax services in regard to the year-end audit, tax compliance, tax advice, and tax planning are $3,000 for 2020 and $4,000 for 2021.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2021.

(e)(1)	The audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit committee pursuant to its audit committee charter requires that any independent accounting firm that audits the fund’s financial statements or renders any other services to the fund must be pre-approved by a majority of the members of the audit committee. This includes a standard pre-approval at the time of engagement and requires further pre-approvals before any work commences that is in excess of the annually approved amounts.

(e)(2)	Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2021.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Herbert Chain and Carlo Montagna.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics for the Trust is incorporated by reference to registrant’s Form N-CSR, Investment Company Act file number 811-23426 (filed September 3, 2020).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Infusive US Trust

By (Signature and Title)*	/s/ Andrea Ruggeri, Principal Executive Officer
Andrea Ruggeri, Principal Executive Officer
(principal executive officer)

Date	September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrea Ruggeri, Principal Executive Officer
Andrea Ruggeri, Principal Executive Officer
(principal executive officer)

Date	September 2, 2021

By (Signature and Title)*	/s/ Conrad Levy, Principal Financial Officer
Conrad Levy, Principal Financial Officer
(principal financial officer)

Date	September 2, 2021

* Print the name and title of each signing officer under his or her signature.